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                                                                    EXHIBIT 10.1


                             INVESTMENT AGREEMENT
                             --------------------


     This INVESTMENT AGREEMENT, dated as of June 18, 1997, between FIRST MIDWEST BANCORP, INC., a Delaware corporation ("First Midwest"), and the undersigned stockholders of SPARBANK, INCORPORATED ("SparBank"), a Delaware corporation (collectively, the "Stockholders").

     WHEREAS, First Midwest and SparBank are parties to an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for the merger of SparBank with and into a wholly-owned subsidiary of First Midwest (the "Merger") in which shares of common stock of First Midwest, par value $.01 per share ("First Midwest Common Stock"), are to be issued to the Stockholders, under the terms and conditions set forth therein; and

     WHEREAS, the Merger Agreement provides that the shares of First Midwest Common Stock to be issued in the Merger (the "Shares") will be issued in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that the Shares will be subject to registration rights as set forth in this Investment Agreement and a Registration Rights Agreement to be entered into by First Midwest and the Stockholders; and

     WHEREAS, the parties wish to set forth certain representations, agreements and undertakings for the purpose of qualifying the Shares for an exemption from registration under the Securities Act and to fix the terms and conditions of such registration rights hereunder; and

     WHEREAS, it is the parties' intention that the Merger qualify as a tax-free Merger under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules, regulations and interpretations promulgated or issued thereunder; and

     WHEREAS, as a condition to First Midwest's agreement to grant the registration rights set forth herein and in the Registration Rights Agreement, First Midwest is requiring that each of the Stockholders provide certain representations and warranties and enter into certain agreements and indemnifications in connection with the transfer of the Shares and the qualification of the Merger as a tax-free Merger under the Code.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants and agreements contained herein, agree as follows:

     1. REPRESENTATIONS AND COVENANTS OF STOCKHOLDERS. In order to induce First Midwest to consummate the Merger contemplated by the Merger Agreement and to issue and exchange the Shares for the shares of the Common Stock of SparBank held by each of the Stockholders, each of the Stockholders, with respect to himself or herself, severally and not jointly, represents and warrants to, or agrees with, First Midwest as follows:

     (a) Ownership of Shares. As of the date hereof, each Stockholder: (i) holds of record or beneficially that number of shares of the Common Stock of SparBank set forth opposite his or her
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name on Schedule 1(a) to this Investment Agreement (the "SparBank Shares"); (ii)
has good title to all SparBank Shares held by such Stockholder, free and clear of all liens, claims, and encumbrances, except as set forth on Schedule 1(a);
(iii) is domiciled, for purposes of compliance with blue sky filing requirements in paragraph 2(g), in the state shown opposite each Stockholder's name on
Schedule 1(a); and (iv) will receive the number of Shares set forth opposite his or her name on Schedule 1(a) in exchange for his or her SparBank Shares and will seek to register under the terms of this Investment Agreement no more than the number of Shares as indicated on said Schedule.

     (b) Information with respect to First Midwest. First Midwest has furnished to each of the Stockholders, and each of the Stockholders has received and reviewed, either alone or with the assistance of counsel or his or her regular financial advisor, prior to the date hereof, each of the following documents:
(i) First Midwest's Annual Report on Form 10-K for the year ended December 31, 1996 (which contains First Midwest's 1996 Annual Report to its Stockholders) as filed with the Securities and Exchange Commission (the "SEC"), (ii) First Midwest's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, as filed with the SEC, (iii) First Midwest's notice and proxy statement for its 1997 Annual Meeting of Stockholders, and (iv) First Midwest's Current Report on Form 8-K filed on February 11, 1997 with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each of the Stockholders has also received and reviewed a copy of the Merger Agreement and copies of the following financial statements: (i) unaudited financial statements of McHenry State Bank for the quarter ended March 31, 1997, and the year ended December 31, 1996; and (ii) audited consolidated financial statements of SparBank for the year ended December 31, 1995, as well as a copy of Section 262 of the General Corporation Law of the State of Delaware (the "GCL") which would govern the appraisal of the SparBank Shares if a Stockholder were to pursue his or her appraisal rights under the GCL.

     (c) Approval of the Merger. Each of the Stockholders hereby agrees to execute and deliver as of the date hereof a written consent approving the Merger and the Merger Agreement in the form attached hereto as Exhibit A.

     (d) Stockholder Intent/Legending of Certificates.

          (i) Investment Intent. Each Stockholder (1) has such knowledge and experience in financial matters that the Stockholder is capable of evaluating the merits and risks of the acquisition of the Shares and has requested, received, reviewed and considered all information the Stockholder deems relevant in making an informed decision to acquire the Shares, (2) intends to acquire the Shares to be received in the Merger for investment only and with no present intention of distributing or reselling any of such Shares (other than for sales pursuant to this Investment Agreement, the Registration Rights Agreement and the Registration Statement (as defined below), or sales pursuant to this Investment Agreement which are otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder), and (3) agrees that, for a period of one (1) year from the date the Shares are issued, the Stockholder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, other than in compliance with this Investment Agreement, the

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Registration Rights Agreement, and the Securities Act and the rules and regulations promulgated thereunder.

     (ii) Tax Matters. Each of the Stockholders represents and warrants to First Midwest and to each other Stockholder who is a party to this Investment Agreement that there is no present plan or intention by him or her to sell, exchange, or otherwise dispose of, a number of Shares received in the transaction that would reduce the Stockholders' ownership of the Shares, as a group, to a number of Shares having a value, as of the Effective Time of the Merger (as defined in the Merger Agreement), of less than 50% of the "Exchanged Value". For the purposes of this Investment Agreement, the term "Exchanged Value" shall be the aggregate as of the Effective Time of the Merger of the First Midwest Common Stock and cash and other property, if any, received by the Stockholders in exchange for the SparBank Shares and pursuant to the exercise of dissenters' rights.

     (iii) Legending of Certificates. Each Stockholder acknowledges and agrees that the Shares being issued in accordance with the Merger Agreement (1) have not been registered under the Securities Act in reliance upon an exemption from registration under the Securities Act, (2) are subject to certain restrictions on transfer as set forth herein, and (3) that the certificates evidencing the Shares will bear the following restrictive legend:

               "The shares represented by this certificate were issued in connection with the merger described in that certain Agreement and Plan of Merger, dated as of June 18, 1997, by and between First Midwest Bancorp, Inc. ("First Midwest"), FMB Acquisition Corporation and SparBank, Incorporated, and are subject to certain restrictions on transfer set forth in that certain Investment Agreement, dated as of June 18, 1997, between First Midwest and the stockholders named therein (the "Investment Agreement"), and were issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption therefrom. These shares may not be sold or otherwise transferred except pursuant to a registration statement under the Act, upon compliance with Rule 144 under the Act, or upon receipt by First Midwest of an opinion of counsel reasonably satisfactory to it that an exemption from registration under the Act is available, and except in compliance with the Investment Agreement.

          (iv) Reliance of First Midwest. Each of the Stockholders further acknowledges and understands that First Midwest is relying on the truth and accuracy of the representations made by each Stockholder herein for purposes of, among other matters, establishing the existence of such exemptions.

     (e) Each of the Stockholders shall designate, by written notice delivered to First Midwest at least five (5) business days prior to the Closing Date (as defined in the Merger Agreement), the number of Shares that such Stockholder desires to register pursuant to the Registration Statement (the "Registrable Shares"). Each Stockholder covenants and agrees (i) to furnish to First Midwest, in writing, any information relating to the Stockholder which First Midwest reasonably determines to be necessary for disclosure in any Registration Statement (as that term is defined in Paragraph 2(a)) covering the Registrable Shares (or any amendment thereto) or for the purpose of complying

                                       3
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with an exemption from registration or applicable state securities laws, promptly after request therefor by First Midwest, (ii) to discuss such information with First Midwest or its representatives, upon the request of First Midwest, and (iii) to otherwise cooperate with First Midwest to achieve compliance with applicable exemptions and applicable federal and state securities laws and the exemptions thereunder. Each Stockholder warrants that all information to be furnished by the Stockholder to First Midwest pursuant to this Paragraph 1(e) shall be true and correct.

     (f) Compliance with Securities Law and Transfer Requirements. Each Stockholder will fully comply with all requirements under the Securities Act and the Exchange Act, including without limitation the prospectus delivery requirements under the Securities Act and the provisions of Regulation M of the Exchange Act, if applicable, in connection with any sale or distribution of the Registrable Shares pursuant to the Registration Statement, and with the transfer procedures set forth in Paragraph 3 hereof. Each Stockholder further agrees that no transfer of Registrable Shares may be made to the public except in an "ordinary trading transaction." As used in this Investment Agreement, an "ordinary trading transaction" means a sale of Registrable Shares on the NASDAQ Stock Market's National Market (the "NASDAQ National Market") using the services of a broker-dealer registered in the state where the transfer is to occur, and without the use of special selling efforts or methods.

     (g) Capacity and Enforceability. Each Stockholder represents, warrants and covenants to First Midwest that (i) the Stockholder has full right, power, authority and capacity to enter into this Investment Agreement and to consummate the transactions contemplated hereby, and (ii) upon his or her execution and delivery, this Investment Agreement shall constitute a legally binding and valid obligation of the Stockholder enforceable in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines).

     (h) Hold-Back Agreement. Each Stockholder, who becomes a director, executive officer or person owning 3% or more of the issued and outstanding Common Stock of First Midwest, agrees, if requested by an underwriter in an underwritten offering for First Midwest (whether for its account or otherwise), not to effect any public sale or distribution of any of the Shares (except as part of such underwritten distribution), during the ten (10) day period prior to, and during the sixty (60) day period beginning on the closing date of such underwritten offering; provided, however, that the provisions of this Paragraph 1(h) shall apply only if such underwriter requests that directors, executive officers and persons owing 3% or more of the issued and outstanding Common Stock of First Midwest abide by similar restrictions.

     2. REPRESENTATIONS AND COVENANTS OF FIRST MIDWEST. First Midwest hereby represents and warrants to, and agrees with, the Stockholders as follows:

     (a) Filing and Effectiveness of Registration Statement. Prior to the Closing Date, First Midwest shall prepare a registration statement on Form S-3 (or on such other form as then may be available to First Midwest) registering the offer and sale, by the Stockholders, of the Registrable Securities (the "Registration Statement") and shall take all corporate action necessary to authorize the filing of such Registration Statement with the SEC. First Midwest shall (i) provide the Stockholders and their respective counsel with an opportunity to participate in the preparation of

                                       4
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such Registration Statement and, to the extent practicable, each amendment thereto, (ii) give each of them such access to the books, records, and properties of First Midwest and its subsidiaries (to the extent customarily given to selling stockholders in a registered offering and sale of an issuer's securities) and (iii) give each of them such opportunities to discuss the business of First Midwest with its officers and independent public accountants who have certified its financial statements and require such officers and accountants to supply such information, as in each case shall be reasonably requested by any Stockholder or his or her counsel in connection with a "reasonable investigation" of the information contained in the Registration Statement within the meaning of the Securities Act; provided, however, that the Stockholders shall provide to First Midwest written assurances reasonably satisfactory to First Midwest that any information disclosed as provided above shall be kept confidential unless required to be set forth in the Registration Statement. Subject to Paragraph 2(d) below, First Midwest shall file with the SEC the Registration Statement within five (5) business days following the Effective Time of the Merger and shall use reasonable efforts to cause the Registration Statement to become effective as soon as practicable thereafter; provided, however, that First Midwest shall have the right to delay such filing and/or effectiveness until such time as the Stockholders have complied with the requirements of Paragraph 1(e)(i). The Registration Statement shall provide for the sale of the Registrable Shares from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

     (b) Eligibility to Use Form S-3; Timeliness of Effectiveness. First Midwest hereby represents and warrants to the Stockholders that, as of the date of this Agreement, First Midwest meets all of the requirements for filing on Form S-3 and knows of no reason why the Registration Statement should not be declared effective by the SEC in a timely manner. Without limitation of the foregoing, (i) First Midwest has filed in a timely manner all reports required to be filed by it with the SEC during the twelve (12) calendar months prior to the date of this Agreement, and (ii) First Midwest hereby agrees to file, within fifteen (15) days of the Closing Date, a Current Report on Form 8-K, reporting the consummation of the Merger, and within thirty (30) days of the Closing Date, an amendment to such report which shall include all financial statements and pro forma financial information required to be filed with the SEC in order to permit the Registration Statement to be declared effective.

     (c) Amendments or Subsequent Registration Statement. First Midwest shall, subject to Paragraph 2(d) below, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the date that all of the Registrable Shares have been sold pursuant thereto or (ii) until all of the Registrable Shares owned by the Stockholders may be sold pursuant to Rule 144(c) through (i) under the Securities Act or any other rule of similar effect, without the registration of such Shares under the Securities Act; or, in lieu of filing an amendment or supplement to the Registration Statement, First Midwest may, at its option, file and cause to become effective a subsequent registration statement on Form S-3 or on such other form as may be then available to First Midwest covering the Registrable Shares to permit the transfer of the Registrable Shares from time to time. If First Midwest elects to file such subsequent registration statement which thereafter becomes effective, such subsequent registration statement, upon its effectiveness, shall be deemed the "Registration Statement" for all purposes of this Investment Agreement. The period from the effective date of the Registration Statement through the earlier of

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the dates described in clauses (i) and (ii) of this Paragraph 2(c) is herein referred to as the "Effective Period".

     (d) Right to Delay Effectiveness or Amendments. Notwithstanding the provisions of Paragraphs 2(a) and (c), First Midwest shall have the right to postpone for a reasonable period of time (but not exceeding forty-five (45) days) the filing, effectiveness, supplementing or amending of the Registration Statement if (i) First Midwest in its good faith judgment determines that such action would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving First Midwest or any of its subsidiaries then planned, pending or in progress or would require public disclosure thereof (unless public disclosure thereof has previously been made), and (ii) First Midwest gives the Stockholders whose Registrable Shares are to be offered and sold pursuant to the Registration Statement prompt written notice of such determination, signed by the Chairman, the President, or any Executive Vice President of First Midwest, including a statement of the anticipated length of the postponement; provided, however, that after any exercise of its right of postponement under this Paragraph 2(d), First Midwest shall not exercise again its right of postponement within three (3) months of the expiration of any such postponement.

     (e) Notification of Stockholders. First Midwest shall notify, as soon as reasonably practicable, each Stockholder whose Registrable Shares are to be offered and sold pursuant to the Registration Statement of the occurrence of any of the following events: (i) the filing and effectiveness of the Registration Statement and any post-effective amendment thereof, (ii) the receipt by First Midwest of any request from the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for any additional information, (iii) the receipt by First Midwest of any stop order issued by the SEC or of any notification with respect to the suspension of the qualification of the Registrable Shares in any jurisdiction or of the initiation or threatening of any proceeding for such purpose, and (iv) the discovery that the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made.

     (f) Copies of Prospectus. First Midwest shall furnish to the Stockholders copies of the preliminary prospectuses and prospectuses included in the Registration Statement as required by the Securities Act and such other documents as the Stockholders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Stockholders.

     (g) Blue Sky Filings. First Midwest shall file all documents required to be filed by First Midwest for routine blue sky clearance in the State of Illinois, or such other state in which a Stockholder may be domiciled, except that First Midwest shall not be required to obtain blue sky clearance for Registrable Shares in any other state where First Midwest may be required (i) to qualify to do business as a foreign corporation or as a dealer in any state where it is not so qualified, (ii) to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such state, (iii) to take any action which would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration

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Statement, or (iv) to subject itself to taxation in any state where it is not so subject at the time First Midwest is asked to obtain blue sky clearance.

     (h) Expenses. First Midwest agrees to bear all expenses in connection with the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky requirements set forth in this Investment Agreement, except for underwriting discounts, selling commissions, brokers' fees or similar discounts, commissions or fees, and fees and expenses, if any, of counsel and other advisors to the Stockholders, which fees and expenses shall be paid by the Stockholders.

     (i) Underwriters. First Midwest understands that the Stockholders disclaim being underwriters for purposes of the Securities Act, but if any of the Stockholders are deemed to be underwriters that fact shall not relieve First Midwest or any of the Stockholders of any of their respective obligations under this Investment Agreement.

     (j) Compliance with SEC Reporting Obligations. From and after the date of this Agreement, First Midwest shall timely file all reports required to be filed by it under the Exchange Act or the Securities Act in order (i) to preserve First Midwest's continued eligibility to use Form S-3, (ii) to ensure the timely updating of the information included in the prospectus which forms a part of the Registration Statement, and (iii) to enable the Stockholders to sell Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144 of the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, First Midwest shall deliver to such Stockholder a written statement as to whether it has complied with such requirements.

     (k) Removal of Legend. Following the second anniversary of the Closing Date, First Midwest shall promptly remove, at the request of any Stockholder, the legend on the certificates evidencing the Shares, as set forth in Paragraph 1(d)(iii) of this Investment Agreement.

     (l) Listing. First Midwest shall cause the Registrable Shares covered by the Registration Statement to be listed on the NASDAQ National Market.

     3. TRANSFERS OF REGISTRABLE SHARES AFTER REGISTRATION; LIMITATIONS ON TRANSFERS; AMENDED REGISTRATION STATEMENT.

     (a) Advance Notice of Sales. At any time following notice to the Stockholders by First Midwest that First Midwest has begun repurchasing shares of First Midwest Common Stock under its stock repurchase program, any Stockholder who may be deemed to constitute an "affiliated purchaser" of First Midwest within the meaning of Regulation M of the SEC under the Exchange Act, shall give prior written notice to First Midwest of his or her intent to place, with a registered broker-dealer, an order to sell Registrable Shares pursuant to the Registration Statement (a "Transfer Notice"), unless such Stockholder shall have delivered to First Midwest an opinion of counsel, reasonably acceptable to First Midwest and its counsel, to the effect that sales of Registrable Shares by the Stockholder under the Registration Statement are not subject to the provisions of Regulation M. Such Transfer Notice shall specify the date upon which the order to sell is to be placed and shall

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be given no later than 2:00 p.m. on the second business day preceding such date.
First Midwest shall not repurchase any shares of First Midwest Common Stock during the period beginning with the business day immediately preceding the date specified in the notice and ending on the date on which the Stockholder providing such Transfer Notice notifies First Midwest of the completion of the sale; provided, however, that in no event shall First Midwest will be required to cease repurchases for a period of more than five (5) business days from the date specified in the Transfer Notice.

     (b) Right to Amend Registration Statement. If First Midwest notifies the Stockholders (whether or not First Midwest has received a Transfer Notice) that the Registration Statement may be required to be amended or supplemented so that a transfer of the Registrable Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act, then subject to Paragraph 2(d), (i) First Midwest shall, within twenty (20) business days after the date of such notice, prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to permit the Stockholders to transfer their Registrable Shares pursuant to the Registration Statement in compliance with the Securities Act and the Exchange Act, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Stockholders shall effect any transfer of the Registrable Shares pursuant to the Registration Statement. Notwithstanding the foregoing, the obligation of First Midwest to file any amendment or supplement to the Registration Statement shall not apply with respect to any amendment or supplement relating to information supplied by any of the Stockholders or any other person selling shares pursuant to the Registration Statement unless the Stockholders or such other person shall have given prior written notice to First Midwest that an amendment or supplement is required, in which case (i) First Midwest shall file such amendment or supplement within twenty (20) business days following the date such notice is received by First Midwest, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Stockholders shall effect any transfer of the Registrable Shares pursuant to the Registration Statement. In each case, First Midwest will use its reasonable best efforts to cause the amendment to become effective.

     (c) Transfer Procedures. During the Effective Period, if a transfer has been made in compliance with this Investment Agreement, the Stockholder shall furnish to First Midwest's Transfer Agent the certificates evidencing the Registrable Shares being transferred, together with (i) a representation letter in the form of Exhibit B hereto, addressed to the Transfer Agent and First Midwest and signed by the Stockholder making the transfer, (ii) any other opinions or certifications required under this Investment Agreement, and (iii) such other documents as First Midwest's Transfer Agent may reasonably require.

     (d) Pledges of Shares. Each Stockholder shall deliver to First Midwest a notice in the form attached as Exhibit C and the opinion of counsel referred to therein before pledging any of the Shares to a third party for purposes of security.

     4. INFORMATION TO BE FURNISHED TO STOCKHOLDERS. So long as the Registration Statement is effective, First Midwest shall furnish to each of the Stockholders as soon as practicable after available, one copy of (i) its Annual Report to Stockholders (which shall contain audited financial statements prepared in accordance with generally accepted accounting principles), (ii) such Quarterly Reports to Stockholders which First Midwest may prepare and distribute from

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time to time, and (iii) a full copy of the Registration Statement covering the
Registrable Shares (excluding exhibits). In addition, upon the reasonable request of any of the Stockholders, First Midwest shall furnish to such Stockholder any other information that is generally made available to the public by First Midwest.

     5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions imposed by this Investment Agreement upon the transferability of the Shares shall terminate as to any particular Shares (i) when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement, (ii) upon the second anniversary of the Closing Date or (iii) at such time as an opinion of counsel satisfactory to First Midwest shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     6.   INDEMNIFICATION.

     (a) Indemnification By First Midwest. In the event of any registration of any securities of First Midwest under the Securities Act pursuant hereto, First Midwest will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Stockholder, its directors and officers or general and limited partners (and directors and officers thereof), and each other person, if any, who controls such Stockholder within the meaning of the Securities Act, as follows:

          (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of First Midwest; and

          (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (y) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to First Midwest by or on behalf of any such Stockholder expressly for use in the preparation of the Registration Statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) or (z) any transfer not in material compliance with the terms of this Investment Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any such director, officer, general or limited partner or controlling person and shall survive the transfer of such securities by such Stockholder.

     (b) Indemnification by the Stockholders. Each Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 6(a)) First Midwest with respect to (i) any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to First Midwest by or on behalf of such Stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement or (ii) any transfer not in material compliance with this Investment Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of First Midwest or any such director, officer or controlling person and shall survive the transfer of such securities by such Stockholder. In that event, the obligations of First Midwest and such Stockholders pursuant to this Paragraph 6 are to be several and not joint; provided, however, that, with respect to each claim pursuant to this Paragraph 6, First Midwest shall be liable for the full amount of such claim, and each such Stockholder's liability under this Paragraph 6 shall be limited to an amount equal to the net proceeds received by such Stockholder from the sale of Registrable Shares held by such Stockholder pursuant to this Investment Agreement.

     (c) Notice of Claim and Defense of Claim or Action. Promptly after receipt of notice of any claim or commencement of any action for which indemnification is sought under this Paragraph 6, the person seeking indemnification (the "Claimant") shall give the person from whom indemnification is sought (the "Indemnifier") written notice of such claim or the commencement of such action ("Notice"). If, within five (5) business days of receipt of such Notice, the Indemnifier notifies the Claimant that it has elected to assume the defense of such claim or action, with counsel reasonably satisfactory to the Claimant, then the Indemnifier shall not be liable to such Claimant for any legal fees or expenses subsequently incurred by the Claimant in such defense; provided, however, that if, in the reasonable judgment of the Claimant, there is or would be a conflict of interest that would make it inappropriate for the same counsel to represent both the Claimant and the Indemnifier, then the Claimant shall be entitled to retain its own counsel at the expense of the Indemnifier.

     (d) Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by this Paragraph 6 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by First Midwest and any Stockholder, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. First Midwest and each Stockholder agree with each other that no Stockholder shall be required to contribute any amount in excess of the amount such person would have been required to pay to an indemnified party if the indemnity under Paragraph 6(b) were available. First Midwest and each such Stockholder agree with each other that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Paragraph 6(d), each director and each officer of First Midwest who signed the Registration Statement, and each person, if any, who controls First Midwest or a Stockholder within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as First Midwest or a Stockholder, as the case may be.

     7. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission and such transmission is confirmed successfully by the transmitting machine, provided that such transmission is received during normal business hours and that any transmission received outside of normal business hours shall be deemed to be received at the start of normal business hours commencing immediately after the dispatch of the transmission, in each case addressed as follows:

                                         (a) if to First Midwest:

                                         Donald J. Swistowicz
                                         Executive Vice President
                                         First Midwest Bancorp, Inc.
                                         300 Park Boulevard, Suite 405
                                         Itasca, Illinois 60143-0459
                                         Telephone: (630) 875-7460
                                         Telecopier: (630) 875-7474

                                         copy to:

                                         Timothy M. Sullivan
                                         Hinshaw & Culbertson
                                         222 North LaSalle Street, Suite 300
                                         Chicago, IL 60601-1081
                                         Telephone: (312) 704-3852
                                         Telecopier: (312) 704-3001

                                         (b) if to the Stockholders:

                                         To the address listed under such
                                         Stockholder's name on the
                                         Exhibit D hereto


                                         (c) copy to:

                                         Gary L. Mowder
                                         Schiff Hardin & Waite
                                         7200 Sears Tower
                                         Chicago, Illinois 60606
                                         Telephone: (312) 258-5514
                                         Telecopier: (312) 258-5600

or to such other address with respect to a party as such party shall notify the other in writing as above provided.

     8. SUCCESSORS AND ASSIGNS. This Investment Agreement and the rights and obligations of the Stockholders hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but the rights granted hereunder shall not be assignable by any Stockholder by operation of law or otherwise without the prior written consent of First Midwest, except that such consent shall not be required in the event of transfer by bequest, devise, inheritance or law of intestacy or gift.

     9. GOVERNING LAW. This Investment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois without regard to conflicts of law principles thereof.

     10. COUNTERPARTS. This Investment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

                                  FIRST MIDWEST BANCORP, INC.


                                  By    ROBERT P. O'MEARA
                                       -----------------------------------
                                         Executive Vice President

ALAN R. MILASIUS
----------------------------
     Secretary


GERALDINE C. COWLIN               WILLIAM J. COWLIN
----------------------------      ---------------------------------
     Geraldine C. Cowlin                 William J. Cowlin


WILLIAM J. COWLIN, JR.            BRIDGET COWLIN
----------------------------      ---------------------------------
     William J. Cowlin, Jr.              Bridget Cowlin


SARAH COWLIN TOWNE                MARTHA COWLIN
----------------------------      ---------------------------------
     Sarah Cowlin Towne                  Martha Cowlin


DAVID COWLIN                      JOHN ZIEMAN
----------------------------      ---------------------------------
     David Cowlin                        John Zieman


                                  JANE ZIEMAN SALMON
                                  ---------------------------------
                                         Jane Zieman Salmon

                                                                   SCHEDULE 1(a)
                                                                   -------------


                             SPARBANK, INCORPORATED

                                STOCKHOLDER LIST



                                                      Number of
                                                      Shares to     Maximum
                          Number of                  be Received   Number of
                           SparBank                    in the    Shares to be
         Name               Shares       Domicile      Merger     Registered
         ----             ---------      --------    ----------- ------------
Geraldine C. Cowlin         106,344     Illinois      2,310,153       800,000
William J. Cowlin, Sr.          400     Illinois          8,689         8,689
William J. Cowlin, Jr.        5,261     Illinois        114,286       114,286
Sarah Cowlin Towne            5,261     Illinois        114,286       114,286
Bridget Cowlin                5,261     Illinois        114,286       114,286
Martha Cowlin                 5,261     California      114,286       114,286
David Cowlin                  5,263     Indiana         114,330       114,330
John Zieman                   7,836     Minnesota       170,224       170,224
Jane Zieman Salmon            7,836     Colorado        170,224       170,224
                            -------                   ---------     ---------
       Total:               148,723                   3,230,764     1,720,611

                       EXHIBIT B TO INVESTMENT AGREEMENT

                             REPRESENTATION LETTER


___________________, 199_


[Name and Address of First Midwest Transfer Agent]


RE: Notice of Sale of Common Stock Pursuant to an Investment Agreement, dated as of June 18, 1997, Relating to the Acquisition of SparBank, Incorporated by First Midwest Bancorp, Inc.

Ladies and Gentlemen:

     I am a party to the above-referenced Investment Agreement and a "Selling Stockholder" named in the prospectus included in that certain Registration Statement on Form S-3 (the "S-3 Registration Statement"). In accordance with the provisions of Paragraph 3(c) of the Investment Agreement, you are hereby notified that I have sold ________ shares (the "Shares") (the "Transfer") of the common stock ($.01 par value) (the "Common Stock") of First Midwest Bancorp, Inc. ("First Midwest"), pursuant to the S-3 Registration Statement.

     In connection with this Transfer, and as a requirement to the transfer of the Shares sold to the purchaser by me, I hereby represent and warrant to you and to First Midwest as follows:

          a. The Transfer was made to the public in an "ordinary trading transaction" (as that term is defined in Paragraph 1(f) of the Investment Agreement) by a registered broker-dealer, without the use of special selling efforts or methods;

          b. I have delivered, or caused the broker handling the sale to deliver, prior to the sale of the Shares to the purchaser thereof, a copy of the Prospectus included in the S-3 Registration Statement and have otherwise have complied with all prospectus delivery requirements under the Securities Act of 1933, as amended (the "Securities Act"). I have further complied with all other requirements of the Securities Act and the Exchange Act and the regulations thereunder applicable to the Transfer; and

          c. The number of Shares being transferred, when added to any shares previously transferred pursuant to the S-3 Registration Statement or the Investment Agreement, do not exceed the number of shares set forth opposite my name in the "Selling Stockholder" table in the Prospectus, and will not cause a breach of any representation or warranty made by me in the Investment Agreement.

     I hereby undertake to provide you with such other documentation as you may require as Transfer agent or as may be required under the Investment Agreement in order to complete the transfer of the Shares.

Very truly yours,



---------------------------
Name of Stockholder

                       EXHIBIT C TO INVESTMENT AGREEMENT

                     NOTICE OF PROPOSED TRANSFER (PLEDGE)


___________________, 199_



First Midwest Bancorp, Inc.
300 Park Boulevard, Suite 405
P.O. Box 459
Itasca, Illinois 60143-0459
Attn: Corporate Secretary

RE: Pledge and Consent Pursuant to an Investment Agreement, dated as of June 18, 1997, Relating to the Acquisition of SparBank, Incorporated by First Midwest Bancorp, Inc.

Ladies and Gentlemen:

I am entering into a loan transaction (the "Loan") with the financial institution identified below (the "Bank") which Loan is to be secured by, among other collateral, a pledge of ______________ shares of the Common Stock of First Midwest Bancorp, Inc. (the "Shares"), held by me to the Bank (the "Pledge"). The Shares were issued to me without registration under federal and state securities laws pursuant to that certain Investment Agreement, dated as of June 18, 1997. The certificates evidencing the Shares bear a restrictive legend to the effect that any transfer of such Shares is restricted by, among other things, the provisions of the Investment Agreement. Paragraph 3(d) of the Investment Agreement requires me to deliver notice to First Midwest of any proposed Pledge describing the proposed Pledge, together with an opinion of counsel that such Pledge does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), and that First Midwest consent to such Pledge.

I hereby enclose an opinion of counsel to the effect that registration under the Securities Act is not required in connection with the proposed Pledge, and request that First Midwest consent to the proposed Pledge of the Shares to the Bank.

     Name and Address of Bank:


     ------------------------------------------------

     ------------------------------------------------

     Name of Contact Person:
                             ------------------------

     Tel.:                   ; Fax:
          -------------------      ------------------


Very truly yours,


-----------------------------------
Name of Stockholder


ACKNOWLEDGMENT BY BANK

The Bank understands and agrees that the Shares are subject to the restrictions on transfer described in the Investment Agreement, a copy of which has been furnished to the Bank, and that any disposition of the Shares by the Bank following foreclosure of the Pledge will be subject to the provisions of federal and state securities laws and the Investment Agreement.


-----------------------------------
Name of Bank


By
   --------------------------------
Its
    -------------------------------


Consent is hereby given for the pledge by the Stockholder named above to the above Bank of shares of First Midwest Bancorp, Inc. common stock received pursuant to that certain Investment Agreement, dated as of June 18, 1997.

FIRST MIDWEST BANCORP, INC.


By
   --------------------------------
Its
    -------------------------------

                                   EXHIBIT D
                                   ---------

                           STOCKHOLDER ADDRESS LIST
                           ------------------------


Geraldine C. Cowlin
c/o Law Offices of William J. Cowlin
41 North Virginia Street
Crystal Lake, Illinois 60014

William J. Cowlin
c/o Law Offices of William J. Cowlin
41 North Virginia Street
Crystal Lake, Illinois 60014

William J. Cowlin, Jr.
Law Offices of William J. Cowlin
41 North Virginia Street
Crystal Lake, Illinois 60014

Martha Cowlin
116 Spinnaker Court
Del Mar, California 92014

Sarah Towne
7794 Joy Lane
Roscoe, Illinois 61073

Bridget Cowlin
1939 West Waveland, 1st Floor
Chicago, Illinois 60613

David Cowlin
6209 Broadway
Indianapolis, Indiana 46220

Jane Zieman Salmon
1924 Linden Ridge
Ft. Collins, Colorado 80524

John Christopher Zieman
Box 114, Route 2
Caledonia, Minnesota 55921